UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2020

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of JELD-WEN Holding, Inc. (the “Company”) held on May 7, 2020, the stockholders approved amendments to the Company’s Restated Certificate of Incorporation to declassify the board of directors, eliminate supermajority voting provisions and grant stockholders the right to call a special meeting or to act by written consent (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of the State of Delaware on May 11, 2020. The foregoing description of the amendments is qualified in all respects by reference to the text of the Company’s Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Bylaws

On May 7, 2020, the stockholders approved amendments to the Company’s Amended and Restated Bylaws in order to declassify the board of directors, eliminate supermajority voting provisions and grant stockholders the right to call a special meeting or to act by written consent (the “Second Amended and Restated Bylaws”). The foregoing description of the amendments is qualified in all respects by reference to the text of the Company’s Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 7, 2020. The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 9, 2020. At the close of business on that date, the Company had 100,754,836 shares of common stock outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2020. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Approval of Amendments to Declassify the Board

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
87,249,598	73,930	515,926	2,502,804

Proposal No. 2 - Election of Class III Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class III directors for a one-year term expiring at the Company’s 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier death, resignation or removal:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Suzanne L. Stefany	84,608,742	3,230,712	2,502,804
Bruce M. Taten	85,688,968	2,150,486	2,502,804
Roderick C. Wendt	86,364,635	1,474,819	2,502,804

Proposal No. 3 - Approval of Amendments to Eliminate Supermajority Voting Provisions

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
86,484,870	869,036	485,548	2,502,804

Proposal No. 4 - Approval of Amendments to Create Right of Stockholders to Call a Special Meeting

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
87,315,321	16,410	507,723	2,502,804

Proposal No. 5 - Approval of Amendments to Create Right of Stockholders to Take Action by Written Consent

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
86,483,679	848,968	506,807	2,502,804

Proposal No. 6 - Non-Binding Advisory Vote on Executive Compensation

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
86,005,255	1,316,216	517,983	2,502,804

Proposal No. 7 - Ratification of Independent Auditor

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditor for fiscal year 2020.

Votes Cast For	Votes Cast Against	Abstentions
89,282,925	553,906	505,427

There were no other items of business raised during the meeting and the meeting was duly adjourned.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Second Amended and Restated Bylaws
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020		JELD-WEN HOLDING, INC.

	By:	/s/ John Linker
John Linker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Second Amended and Restated Bylaws
104	Cover Page Interactive Data file (formatted as Inline XBRL).